Exhibit 99.2

 Best-in-Class Asset Management  Pier House ResortKey West, FL

 Certain Disclosures  2   Certain statements and assumptions in this presentation contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside of our control. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets, the general economy or the hospitality industry, whether the result of market events or otherwise; our ability to deploy capital and raise additional capital at reasonable costs to repay debts, invest in our properties and fund future acquisitions; unanticipated increases in financing and other costs, including a rise in interest rates; the degree and nature of our competition; actual and potential conflicts of interest with Ashford Hospitality Trust, Inc., Ashford Hospitality Advisors, LLC (“Ashford LLC”), Ashford Inc., Remington Lodging & Hospitality, LLC, our executive officers and our non-independent directors; our ability to implement and execute on planned initiatives announced in connection with the conclusion of our independent directors’ strategic review process; changes in personnel of Ashford LLC or the lack of availability of qualified personnel; changes in governmental regulations, accounting rules, tax rates and similar matters; legislative and regulatory changes, including changes to the Internal Revenue Code and related rules, regulations and interpretations governing the taxation of real estate investment trusts (“REITs”); and limitations imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for U.S. federal income tax purposes. These and other risk factors are more fully discussed in the section entitled “Risk Factors” in our Annual Report on Form 10-K, and from time to time, in our other filings with the Securities and Exchange Commission (“SEC”). The forward-looking statements included in this presentation are only made as of the date of this presentation. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Prime or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Additional Information and Where To Find It Ashford Hospitality Prime, Inc. (“Ashford Prime”), its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Ashford Prime’s stockholders in connection with its 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”). Stockholders may obtain information regarding the names, affiliations and interests of such individuals in Ashford Prime’s definitive proxy statement, filed with the SEC on April 25, 2016. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement and, to the extent applicable, will be updated in other materials to be filed with the SEC in connection with Ashford Prime’s 2016 Annual Meeting. Ashford Prime has filed a definitive proxy statement in connection with the 2016 Annual Meeting. ASHFORD PRIME STOCKHOLDERS ARE STRONGLY URGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING GOLD PROXY CARD AND OTHER RELEVANT DOCUMENTS FILED BY ASHFORD PRIME WITH THE SEC IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The definitive proxy statement and an accompanying GOLD proxy card are, along with other relevant documents, available at no charge on the SEC’s website at www.sec.gov. Copies of these documents will also be available free of charge from Ashford Prime by directing a request to Ashford Hospitality Prime, Inc., Attn: Investor Relations, 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254 or by calling (972) 490-9600. As used herein, unless the context otherwise requires, references to “Ashford,” “Ashford Prime,” “Prime” and “AHP” refer to: (i) for periods prior to the consummation of the spin-off of Ashford Prime from Ashford Hospitality Trust, Inc. and its consolidated subsidiaries (“Ashford Trust”) in November 2013 (the “Spin-off”), those certain hotel properties transferred from Ashford Trust to Ashford Prime in connection with the Spin-off and may include results of properties owned and operated by predecessor companies ; and (ii) for periods as of and following the consummation of the Spin-off, Ashford Hospitality Prime, Inc. and its consolidated subsidiaries.

 Asset Management Overview  3  Strong Operational Performance  Ownership Value Add

 Strong Operational Performance – Revenue Optimization  4  Significant Revenue Outperformance vs. Competitive Set  Ashford Prime has significantly outperformed its competitive set in both ADR and occupancy over the past 5 years  Comp Set RevPARIndex  ADR  OCC  Ashford significant investment in Revenue Optimization  Ashford significant investment in Revenue Optimization  Source: Smith Travel Research  ADR & Occupancy Indices

 Strong Operational Performance – Revenue Optimization  5  Significant Revenue Outperformance vs. Tract Scale  Ashford Prime also has significantly outperformed hotels within both its tract and scale in both ADR and occupancy over the past 5 years  ADR  OCC  Source: Smith Travel Research(1) Excludes Ritz Carlton St. Thomas for all years due to lack of data  ADR & Occupancy Indices(1)  Ashford significant investment in Revenue Optimization  Ashford significant investment in Revenue Optimization  Tract Scale RevPARIndex(1)

 Superior Revenue Optimization  6  Asset Management’s endless pursuit to maximize ADR resulted in a 221% RevPAR index for the highest rated retail transient segment in 2015  Source: TravelClick Demand 360(1) Excludes Bardessono and Pier House due to lack of data    (1)

 Superior Revenue Optimization  7  Significant outperformance in the lowest cost booking channel demonstrates Ashford’s superior focus on profitability versus its competitive set    (1)  Source: TravelClick Demand 360(1) Excludes Bardessono and Pier House due to lack of data

Strong Operational Performance

Strong Operational Performance

- Maximize revenue generating opportunities throughout the portfolio with creative pricing strategies
- Continuously meet performance expectations even under challenging market conditions
- Outperformed peer average by **1,149 bps** in EBITDA flow-through over the past 6 years


Average EBITDA Flow-Through, 2010-2015
70%
60%
50%
40%
30%
20%
10%
0%
63.5%
+1,149 bps
52.0%
2010-2015
Ashford Prime(1)
Peer Average(2)

ASHFORD HOSPITALITY PRIME

(1) Excludes Bardessono for all years and Ritz Carlton St. Thomas for 2010 due to lack of data
(2) Per public filings. Peers include CHSP, DRH, LHO, PEB, SHO

8

 Strong Operational Performance  9  Enhanced Profit Margins  Since 2010, Ashford Prime has increased profit margins nearly 300 bps(1) in rooms department and over 400 bps(1) in food and beverage department  Costs, % Revenue Department(1)  Food and Beverage  Rooms  417 bps  287 bps  (1) Excludes Bardessono for all years due to lack of data; as a percentage of department revenue

 Strong Operational Performance  10  Enhanced Profitability  Since 2010, Ashford Prime has implemented stringent cost reduction and control strategies to reduce administrative and general expenses, maintenance expenses, and energy expenses by approximately 100 bps(1) while also reducing insurance costs by over 200 bps(1)  Costs, % Revenue(1)  Maintenance  Administrative & General  Costs, % Revenue(1)  Energy  Insurance  (1) Excludes Bardessono for all years due to lack of data; as a percentage of total revenue  128 bps  203 bps  97 bps  100 bps

 Strong Operational Performance  11  Exceptional Guest Experience  While simultaneously increasing profitability, Ashford Prime has grown and maintained exceptional levels of guest satisfactionAmong 15 peers, Ashford Prime has been either 1st or 2nd in TripAdvisor Ranking for 7 of the past 9 quarters and compares even more favorably to its direct competitors  Weighted Average TripAdvisor Ranking  CHSP  Ashford Prime  DRH  LHO  PEB  SHO  Source: TripAdvisor and Wells Fargo Securities, LLC estimates

Case Study – Marriott Plano Legacy



RPI, Trailing 12-Months
126
124
122
120
118
116
114
112
110
108
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15
Dec-15
Hilton Granite Park Opening (1.2 miles from Marriott Plano)
+1,590 bps growth



Marriott

Plano Marriott Legacy – Plano, TX


Plano Marriott Legacy – Plano, TX

Implemented Revenue Strategies

- Strong RPI growth despite opening of Hilton Granite Park in Sep. 2014
- Installed Senior Revenue Manager in Q1 2014
- 2014 & 2015 BusinessTransient Pricing Strategy led to premium increases with key accounts
- Renovated meeting space in 2014
- Monthly review with Area & Group Sales Offices to grow group RPI

ASHFORD HOSPITALITY PRIME

Note: RPI = RevPAR Penetration Index

12

 Case Study – Hilton La Jolla Torrey Pines  13  Since 2009, EBITDA margins at the property have increased 1,037 bpsDespite a significant $12.2mm rooms renovation, GOP flow-through has been greater than 50% for 6 of the past 7 yearsIn addition to maintaining high operating margins, Asset Management has improved EBITDA by approximately $400k through insurance and property tax savings  Superior Results  Hilton La Jolla Torrey Pines – La Jolla, CA  Hilton La Jolla Torrey Pines – La Jolla, CA  +1,037 bps growth  EBITDA Margin  Ashford significant guestroom renovation

 Case Study – Marriott Seattle  14  Seattle Marriott Waterfront – Seattle, WA    Segment  Jul-Aug 2012  Jul-Aug 2013  Jul-Aug 2014  Jul-Aug 2015  ADR  Premium Retail  $ 327.49  $ 354.85  $ 411.14  $ 449.95    Regular Retail  $ 281.73  $ 309.96  $ 348.03  $ 371.66    Difference  $ 45.76  $ 44.90  $ 63.10  $ 78.29  Premium Rooms Pricing Strategy  Identified 200 premium rooms, 56% of the total room inventory Includes 23 corner rooms with views of the water to transition to premium Corner King roomsCorner King rooms can sell at $100 above regular retail during peak summer seasonFewer regular retail rooms make it easier to fence out special corporate rates during peak timesSell premium rooms in advance, leading to higher regular retail rates after premium rooms sell outUse length-of-stay restrictions on regular retail to encourage booking premium rooms  Implementation Summary  400 bps RevPAR index gain since 2011

 Ownership Value Add  15  Ownership Value Add  Exceptional track record of significantly improving revenue and profitability following acquisitionsIdentify opportunities to add keys in destination and high barrier to entry marketsEvaluate portfolio for opportunities to reposition assets to capture higher rated business and improve profitability

 Case Study – Conversion to Remington Managed  16  Eliminated $1.5mm in expenses through cost cutting initiatives: Right-sized staffing levelImplemented improved housekeeping practicesIdentified additional F&B efficienciesRealized synergies with other Remington-managed Key West assetsSaved $385,000 in insurance expense by adding to Ashford programRealized approximately $400,000 in annualized incremental parking revenue  Implemented Strategies:  Pier House Resort – Key West, FL  Pier House Resort    Jun-May 2013 Pre-Takeover   Jun-May 2014Post-Takeover  Increase (%, BPs)  RevPAR  $283.94  $323.66  14.0%  Total Revenue(1)  $19,196  $21,284  10.9%  RPI  97.7  101.7  +409  EBITDA(1)  $6,031  $8,312  37.8%  EBITDA Flow    109.2%    $ in ThousandsNote: RPI = RevPAR Penetration Index  Original going-in cap rate of 6.2% in May 2013 and current cap rate of 10.5%

Case Study – Room Additions


Marriott Seattle Waterfront – Seattle, WA

Project Overview

- Fifth highest RevPAR in Prime portfolio
- Destination market with high barriers to entry location overlooking Elliott Bay near Pike Place Market
- Ashford to relocate the concierge lounge to 1st floor, **adding 3 guestrooms**


The Capital Hilton
The Capital Hilton – Washington, DC

Project Overview

- Third highest occupancy hotel in Prime portfolio
- Iconic hotel located in downtown Washington DC and 2 blocks north of the White House
- Converted 1 Ambassador Suite and relocated concierge lounge to 1st floor, **gained 6 additional guestrooms**

ASHFORD HOSPITALITY PRIME

17

Opportunity – Ritz Carlton St. Thomas

Hotel Overview

- Acquired in December 2015
- 180 keys, 10,000 sq. ft. of meeting space
- Luxury resort on 30-acre oceanfront estate in St. Thomas, USVI
- 2nd highest RevPAR in Prime portfolio
- Received extensive $22mm rooms renovation in 2014
- Meeting space offering exceptional views of Great Bay and St. John



Ritz Carlton St. Thomas – St. Thomas, USVI



Ritz Carlton St. Thomas – St. Thomas, USVI

Opportunities

- Identified significant ROI opportunities throughout property, including: energy efficiency projects, restaurant reconcept, activating the ballroom terrace, and adding keys
- Implemented Profit Improvement Plan in February 2016 with estimated savings of **$800k+**

ASHFORD HOSPITALITY PRIME

18

 Ritz Carlton St. Thomas – Profit Improvement Plan  19  Initial Profit Improvement Plan implemented in Feb 2016  Department PIP  Estimated Savings  Rooms  $364,278  F&B  201,153  Other  247,396  Total  $812,826  Ritz Carlton St. Thomas – St. Thomas, USVI  EBITDA margin at the property expected to exceed underwriting proformas by approximately 200 bps due to the implementation of asset management initiatives in addition to the Profit Improvement Plan

Opportunity – Courtyard San Francisco



RPI, Trailing 12-Months
CY Philadelphia Renovation Impact
AHP Select, excluding CY San Francisco
Opportunity
CY San Francisco
111
110
109
108
107
106
105
104
103
102
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15



Courtyard San Francisco – San Francisco, CA



ADR Index, Trailing 12-Months
AHP Select, excluding CY San Francisco
Opportunity
CY San Francisco
110
109
108
107
106
105
104
103
102
101
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15

Opportunities

- Courtyard San Francisco has historically underperformed compared to the rest of AHP's select portfolio in ADR index
- A one point increase in RevPAR index equals $205k in EBITDA
- Repositioning hotel with $19.7mm extensive guestrooms and lobby renovation starting Q4 2016
  - Custom guestrooms renovation will better position hotel to capture higher rated group and transient business
  - Increased owner's priority return to reduce future incentive management fees

ASHFORD HOSPITALITY PRIME

Note: RPI = RevPAR Penetration Index

20

Opportunity – Bardessono Hotel  21  Bardessono – Yountville, CA  Acquired in July 201562 keys, 1,350 sq. ft. of meeting spaceLocated in Yountville, CA the “Culinary Capital of Napa Valley”High barrier to entry marketAccessible to the major markets of Northern CaliforniaOne of only three LEED Platinum certified hotels in the U.S., only hotel in California  Hotel Overview  Unique hotel expansion opportunity, permitted to develop 4,000 sq. ft. including 2 or 3 luxury villas to attract ultra-luxury guestsCost control opportunitiesImplementation of revenue initiatives with Remington property management in place  Opportunities  Bardessono – Yountville, CA

 Best-in-Class Asset Management  Pier House ResortKey West, FL